SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                            FORM 8-K

                         CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934


Date of Report (Date of earliest event reported): September 15, 1999


                  MODINE MANUFACTURING COMPANY
--------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


      Wisconsin                1-1373             39-0482000
--------------------       -------------      --------------------
   (State or other          (Commission         (I.R.S. Employer
   jurisdiction of          File Number)      Identification No.)
    incorporation)


1500 DeKoven Avenue, Racine, Wisconsin               53403
------------------------------------------      ----------------
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including
area code:                                       (414) 636-1200
                                                -----------------


                         NOT APPLICABLE
--------------------------------------------------------------------
 (Former name or former address, if changed since last report.)


           An Exhibit Index appears on Page 2 herein.


                        Page 1 of 5 pages

Item 5.   Other Information.
          -----------------

     On September 15, 1999, Modine Manufacturing Company's Board of Directors elected Frank P. Incropera to serve as a new director of the corporation, expanding the number of board members from nine to ten.

     A copy of the Company's news release announcing Mr.
Incropera's election is attached hereto as Exhibit 20.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.
          --------


     Reference Number
     per Item 601 of
     Regulation S-K                                                 Page
     ----------------                                               ----

           1             Not applicable.

           2             Not applicable.

           4(a)(i) Rights Agreement Amendment No. 1 dated as of January 18, 1995 between the Registrant and First Chicago Trust Company of New York (Rights Agent) (filed by reference to the exhibit contained within the Registrant's Current Report on Form 8-K dated January 13, 1995).

           4(a)(ii) Rights Agreement Amendment No. 2 dated as of January 18, 1995 between the Registrant and First Chicago Trust Company of New York (Rights Agent) (filed by reference to the exhibit contained within the
                         Registrant's Current Report on
                         Form 8-K dated January 13, 1995).

           4(a)(iii)     Rights Agreement Amendment No. 3
                         dated as of October 15, 1996, between
                         the Registrant and First Chicago
                         Trust Company of New York (Rights
                         Agent) (filed by reference to the
                         exhibit contained within the
                         Registrant's Quarterly Report on
                         Form 10-Q dated December 26, 1996).

     Reference Number
     per Item 601 of
     Regulation S-K                                                 Page
     ----------------                                               ----


           4(a)(iv) Rights Agreement Amendment No. 4 dated as of November 10, 1997 between the Registrant and Norwest Bank Minnesota, N.A. (Rights Agent)
                         (filed by reference to the exhibit
                         contained within the Registrant's
                         Quarterly Report on Form 10-Q dated
                         December 26, 1997).

                         Note:  The amount of long-term debt
                         ----
                         authorized under any instrument
                         defining the rights of holders of
                         long-term debt of the Registrant,
                         other than as noted above, does
                         not exceed ten percent of the total
                         assets of the Registrant and its
                         subsidiaries on a consolidated
                         basis.  Therefore, no such
                         instruments are required to be
                         filed as exhibits to this Form.
                         The Registrant agrees to furnish
                         copies of such instruments to the
                         Commission upon request.

          16             Not applicable.

          17             Not applicable.

         *20             News Release of Modine Manufacturing
                         Company dated September 22, 1999.            5

          23             Not applicable.

          24             Not applicable.

          27             Not applicable.


*Filed herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 22, 1999.

                              MODINE MANUFACTURING COMPANY


                              By: D. R. JOHNSON
                                  ----------------------------
                                   D. R. Johnson, President
                                   and Chief Executive Officer